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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549


                                   FORM  8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):          July 25, 2001



                            UNUMPROVIDENT CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                    1-11834                  62-1598430
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)



   1 Fountain Square                                      2211 Congress Street
Chattanooga, Tennessee  37402                            Portland, Maine  04122
                    (Address of principal executive offices)



                                (423) 755-1011
             (Registrant's telephone number, including area code)



                                Not Applicable
  (Former name, former address and former fiscal year, if changed since last report)
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                           UnumProvident Corporation



                                     INDEX





Item 5    Other Events

      (a) On July 25, 2001, the Company issued a press release attached hereto as Exhibit 99.1
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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 UnumProvident Corporation
                                 (Registrant)



Date:  July 25, 2001             /s/ J. Harold Chandler
                                 ----------------------------------------------
                                 J. Harold Chandler
                                 Chairman, President and Chief Executive Officer